UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201 (Address of principal executive offices) (Zip Code)

(214) 382-3630
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Lighting Science Group Corporation published a press release dated July 27, 2006 announcing that Merrill Lynch had agreed to deploy LED lighting under the Shared Savings program.

Exhibits

99.1	Press release dated July 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

By: ____/s/Ronald E. Lusk
Ronald E. Lusk
Chairman of the Board and
Chief Executive Officer

Date: July 31, 2006